SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2006

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2006, Salix Pharmaceuticals, Ltd. issued a press release announcing the results of one investigator-initiated trial of XIFAXAN® (rifaximin) tablets 200 mg and one investigator-initiated trial of COLAZAL® (balsalazide disodium) Capsules 750 mg that were presented Sunday, May 21, at Digestive Disease Week® 2006.

On May 22, 2006, Salix Pharmaceuticals, Ltd. issued a press release announcing the results of two investigator-initiated trials of XIFAXAN® (rifaximin) tablets 200 mg that were presented today at Digestive Disease Week® 2006.

Copies of these press releases are attached as exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 22, 2006.
99.2	Press release dated May 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: May 22, 2006

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer